Weyerhaeuser Company	Exhibit 99.2

Q4.2023 Analyst Package

Preliminary results (unaudited)

Consolidated Statement of Operations

	Q1	Q2	Q3	Q4		Year-to-Date
in millions	March 31, 2023	June 30, 2023	Sept 30, 2023	Dec 31, 2023	Dec 31, 2022	Dec 31, 2023	Dec 31, 2022
Net sales	$1,881	$1,997	$2,022	$1,774	$1,823	$7,674	$10,184
Costs of sales	1,512	1,528	1,520	1,432	1,434	5,992	6,564
Gross margin	369	469	502	342	389	1,682	3,620
Selling expenses	22	22	22	21	23	87	93
General and administrative expenses	101	108	107	115	104	431	398
Gain on sale of timberlands	—	—	—	(84)	—	(84)	—
Other operating costs, net	10	20	20	12	30	62	49
Operating income	236	319	353	278	232	1,186	3,080
Non-operating pension and other post-employment benefit costs	(9)	(12)	(12)	(12)	(216)	(45)	(254)
Interest income and other	12	18	24	22	16	76	25
Interest expense, net of capitalized interest	(66)	(70)	(72)	(72)	(66)	(280)	(270)
Loss on debt extinguishment	—	—	—	—	—	—	(276)
Earnings (loss) before income taxes	173	255	293	216	(34)	937	2,305
Income taxes	(22)	(25)	(54)	3	45	(98)	(425)
Net earnings	$151	$230	$239	$219	$11	$839	$1,880

Per Share Information

	Q1	Q2	Q3	Q4		Year-to-Date
	March 31, 2023	June 30, 2023	Sept 30, 2023	Dec 31, 2023	Dec 31, 2022	Dec 31, 2023	Dec 31, 2022
Earnings per share, basic and diluted	$0.21	$0.31	$0.33	$0.30	$0.02	$1.15	$2.53
Dividends paid per common share	$1.09	$0.19	$0.19	$0.19	$0.18	$1.66	$2.17
Weighted average shares outstanding (in thousands):
Basic	733,163	732,021	731,046	730,422	735,715	731,654	741,904
Diluted	733,546	732,362	731,742	731,277	736,640	732,222	742,953
Common shares outstanding at end of period (in thousands)	732,507	730,850	730,128	729,753	732,794	729,753	732,794

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization (Adjusted EBITDA)

	Q1	Q2	Q3	Q4		Year-to-Date
in millions	March 31, 2023	June 30, 2023	Sept 30, 2023	Dec 31, 2023	Dec 31, 2022	Dec 31, 2023	Dec 31, 2022
Net earnings	$151	$230	$239	$219	$11	$839	$1,880
Non-operating pension and other post-employment benefit costs	9	12	12	12	216	45	254
Interest income and other	(12)	(18)	(24)	(22)	(16)	(76)	(25)
Interest expense, net of capitalized interest	66	70	72	72	66	280	270
Loss on debt extinguishment	—	—	—	—	—	—	276
Income taxes	22	25	54	(3)	(45)	98	425
Operating income	236	319	353	278	232	1,186	3,080
Depreciation, depletion and amortization	126	126	122	126	120	500	480
Basis of real estate sold	33	13	34	13	7	93	84
Special items included in operating income	—	11	—	(96)	10	(85)	10
Adjusted EBITDA(1)	$395	$469	$509	$321	$369	$1,694	$3,654

(1) Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold and special items. Our definition of Adjusted EBITDA may be different from similarly titled measures reported by other companies. Adjusted EBITDA should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results.

Weyerhaeuser Company	Total Company Statistics

Q4.2023 Analyst Package

Preliminary results (unaudited)

Special Items Included in Net Earnings (Income Tax Affected)

	Q1	Q2	Q3	Q4		Year-to-Date
in millions	March 31, 2023	June 30, 2023	Sept 30, 2023	Dec 31, 2023	Dec 31, 2022	Dec 31, 2023	Dec 31, 2022
Net earnings	$151	$230	$239	$219	$11	$839	$1,880
Environmental remediation charge	—	8	—	—	—	8	—
Gain on sale of timberlands	—	—	—	(83)	—	(83)	—
Insurance recovery	—	—	—	(10)	—	(10)	—
Legal benefit	—	—	—	(25)	—	(25)	—
Legal expense	—	—	—	20	—	20	—
Loss on debt extinguishment(1)	—	—	—	—	—	—	207
Pension settlement charge	—	—	—	—	152	—	152
Restructuring, impairments and other charges	—	—	—	—	8	—	8
Net earnings before special items(2)	$151	$238	$239	$121	$171	$749	$2,247

	Q1	Q2	Q3	Q4		Year-to-Date
	March 31, 2023	June 30, 2023	Sept 30, 2023	Dec 31, 2023	Dec 31, 2022	Dec 31, 2023	Dec 31, 2022
Net earnings per diluted share	$0.21	$0.31	$0.33	$0.30	$0.02	$1.15	$2.53
Environmental remediation charge	—	0.01	—	—	—	0.01	—
Gain on sale of timberlands	—	—	—	(0.12)	—	(0.12)	—
Insurance recovery	—	—	—	(0.01)	—	(0.01)	—
Legal benefit	—	—	—	(0.03)	—	(0.03)	—
Legal expense	—	—	—	0.02	—	0.02	—
Loss on debt extinguishment(1)	—	—	—	—	—	—	0.28
Pension settlement charge	—	—	—	—	0.21	—	0.20
Restructuring, impairments and other charges	—	—	—	—	0.01	—	0.01
Net earnings per diluted share before special items(2)	$0.21	$0.32	$0.33	$0.16	$0.24	$1.02	$3.02

(1) We recorded a total pretax loss on debt extinguishment of $276 million ($207 million after-tax) in first quarter 2022.

(2) Net earnings before special items is a non-GAAP measure that management believes provides helpful context in understanding the company’s earnings performance. Net earnings before special items should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results.

Selected Total Company Items

	Q1	Q2	Q3	Q4		Year-to-Date
in millions	March 31, 2023	June 30, 2023	Sept 30, 2023	Dec 31, 2023	Dec 31, 2022	Dec 31, 2023	Dec 31, 2022
Pension and post-employment costs:
Pension and post-employment service costs	$6	$5	$6	$6	$9	$23	$36
Non-operating pension and other post-employment benefit costs	9	12	12	12	216	45	254
Total company pension and post-employment costs	$15	$17	$18	$18	$225	$68	$290

Weyerhaeuser Company

Q4.2023 Analyst Package

Preliminary results (unaudited)

Condensed Consolidated Balance Sheet

in millions	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	December 31, 2022
ASSETS
Current assets:
Cash and cash equivalents	$797	$1,095	$1,173	$1,164	$1,581
Short-term investments	—	665	668	—	—
Receivables, net	440	462	443	354	357
Receivables for taxes	28	18	18	10	42
Inventories	586	539	528	566	550
Prepaid expenses and other current assets	202	188	186	219	216
Total current assets	2,053	2,967	3,016	2,313	2,746
Property and equipment, net	2,157	2,133	2,106	2,269	2,171
Construction in progress	222	260	311	270	222
Timber and timberlands at cost, less depletion	11,564	11,512	11,521	11,528	11,604
Minerals and mineral rights, less depletion	211	207	203	200	214
Deferred tax assets	8	8	8	15	8
Other assets	365	383	385	388	375
Total assets	$16,580	$17,470	$17,550	$16,983	$17,340

LIABILITIES AND EQUITY
Current liabilities:
Current maturities of long-term debt	$981	$980	$861	$—	$982
Accounts payable	266	254	288	287	247
Accrued liabilities	403	473	537	501	511
Total current liabilities	1,650	1,707	1,686	788	1,740
Long-term debt, net	4,072	4,817	4,818	5,069	4,071
Deferred tax liabilities	101	105	113	81	96
Deferred pension and other post-employment benefits	346	348	349	461	344
Other liabilities	335	352	356	348	340
Total liabilities	6,504	7,329	7,322	6,747	6,591
Total equity	10,076	10,141	10,228	10,236	10,749
Total liabilities and equity	$16,580	$17,470	$17,550	$16,983	$17,340

Weyerhaeuser Company

Q4.2023 Analyst Package

Preliminary results (unaudited)

Consolidated Statement of Cash Flows

	Q1	Q2	Q3	Q4		Year-to-Date
in millions	March 31, 2023	June 30, 2023	Sept 30, 2023	Dec 31, 2023	Dec 31, 2022	Dec 31, 2023	Dec 31, 2022
Cash flows from operations:
Net earnings	$151	$230	$239	$219	$11	$839	$1,880
Noncash charges (credits) to earnings:
Depreciation, depletion and amortization	126	126	122	126	120	500	480
Basis of real estate sold	33	13	34	13	7	93	84
Pension and other post-employment benefits	15	17	18	18	225	68	290
Share-based compensation expense	8	9	9	10	8	36	33
Loss on debt extinguishment	—	—	—	—	—	—	276
Net gain on sale of timberlands	—	—	—	(84)	—	(84)	—
Other	3	(1)	(6)	(2)	(47)	(6)	(30)
Change in:
Receivables, net	(83)	(22)	28	81	68	4	149
Receivables and payables for taxes	14	13	24	(10)	(116)	41	(101)
Inventories	(36)	50	9	(36)	(7)	(13)	(37)
Prepaid expenses and other current assets	(9)	17	(13)	(8)	(5)	(13)	(12)
Accounts payable and accrued liabilities	(87)	57	73	(8)	(88)	35	(111)
Pension and post-employment benefit contributions and payments	(6)	(5)	(5)	(4)	(5)	(20)	(24)
Other	(3)	(8)	(9)	(27)	(4)	(47)	(45)
Net cash from operations	$126	$496	$523	$288	$167	$1,433	$2,832
Cash flows from investing activities:
Capital expenditures for property and equipment	$(50)	$(69)	$(90)	$(181)	$(208)	$(390)	$(415)
Capital expenditures for timberlands reforestation	(21)	(12)	(9)	(15)	(15)	(57)	(53)
Acquisition of timberlands	—	(2)	(68)	(163)	(9)	(233)	(295)
Proceeds from sale of timberlands	—	—	—	166	—	166	—
Purchase of short-term investments	—	(664)	—	—	—	(664)	—
Maturities of short-term investments	—	—	—	664	—	664	—
Other	2	(2)	3	3	3	6	4
Net cash from investing activities	$(69)	$(749)	$(164)	$474	$(229)	$(508)	$(759)
Cash flows from financing activities:
Cash dividends on common shares	$(799)	$(139)	$(138)	$(140)	$(132)	$(1,216)	$(1,617)
Net proceeds from issuance of long-term debt	—	743	—	249	—	992	881
Payments on long-term debt	—	—	(118)	(860)	—	(978)	(1,203)
Repurchases of common shares	(34)	(51)	(24)	(22)	(141)	(131)	(543)
Other	(8)	(2)	(1)	2	(4)	(9)	(9)
Net cash from financing activities	$(841)	$551	$(281)	$(771)	$(277)	$(1,342)	$(2,491)

Net change in cash, cash equivalents and restricted cash	$(784)	$298	$78	$(9)	$(339)	$(417)	$(418)
Cash, cash equivalents and restricted cash at beginning of period	1,581	797	1,095	1,173	1,920	1,581	1,999
Cash, cash equivalents and restricted cash at end of period	$797	$1,095	$1,173	$1,164	$1,581	$1,164	$1,581

Cash paid during the period for:
Interest, net of amounts capitalized	$57	$70	$63	$93	$72	$283	$283
Income taxes, net of refunds	$6	$12	$22	$23	$120	$63	$566

Weyerhaeuser Company	Timberlands Segment

Q4.2023 Analyst Package

Preliminary results (unaudited)

Segment Statement of Operations

in millions	Q1.2023	Q2.2023	Q3.2023	Q4.2023	Q4.2022	YTD.2023	YTD.2022
Sales to unaffiliated customers	$462	$417	$380	$395	$437	$1,654	$1,858
Intersegment sales	142	150	141	139	111	572	561
Total net sales	604	567	521	534	548	2,226	2,419
Costs of sales	461	439	417	429	436	1,746	1,796
Gross margin	143	128	104	105	112	480	623
Selling expenses	—	—	1	—	—	1	1
General and administrative expenses	25	24	25	26	25	100	98
Gain on sale of timberlands	—	—	—	(84)	—	(84)	—
Other operating (income) costs, net	(2)	—	—	(23)	1	(25)	(4)
Operating income and Net contribution to earnings	$120	$104	$78	$186	$86	$488	$528

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q1.2023	Q2.2023	Q3.2023	Q4.2023	Q4.2022	YTD.2023	YTD.2022
Operating income	$120	$104	$78	$186	$86	$488	$528
Depreciation, depletion and amortization	68	68	65	66	64	267	256
Special items	—	—	—	(109)	—	(109)	—
Adjusted EBITDA(1)	$188	$172	$143	$143	$150	$646	$784

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Segment Special Items Included In Net Contribution to Earnings (Pretax)

in millions	Q1.2023	Q2.2023	Q3.2023	Q4.2023	Q4.2022	YTD.2023	YTD.2022
Gain on sale of timberlands	$—	$—	$—	$(84)	$—	$(84)	$—
Legal benefit	$—	$—	$—	$(25)	$—	$(25)	$—

Selected Segment Items

in millions	Q1.2023	Q2.2023	Q3.2023	Q4.2023	Q4.2022	YTD.2023	YTD.2022
Total (increase) decrease in working capital(2)	$(24)	$51	$23	$(45)	$(28)	$5	$9
Cash spent for capital expenditures(3)	$(26)	$(22)	$(26)	$(37)	$(38)	$(111)	$(113)

(2) Represents the change in prepaid assets, accounts receivable, accounts payable, accrued liabilities and log inventory for the Timberlands and Real Estate & ENR segments combined.

(3) Does not include cash spent for the acquisition of timberlands.

Segment Statistics(4)

		Q1.2023	Q2.2023	Q3.2023	Q4.2023	Q4.2022	YTD.2023	YTD.2022
Third Party	Delivered logs:
Net Sales	West	$229	$206	$176	$183	$213	$794	$1,004
(millions)	South	168	162	155	158	165	643	645
	North	17	7	11	13	16	48	56
	Total delivered logs	414	375	342	354	394	1,485	1,705
	Stumpage and pay-as-cut timber	16	15	12	13	16	56	46
	Recreational and other lease revenue	18	17	19	20	17	74	68
	Other revenue	14	10	7	8	10	39	39
	Total	$462	$417	$380	$395	$437	$1,654	$1,858
Delivered Logs	West	$137.10	$123.45	$119.19	$126.58	$141.88	$126.82	$159.46
Third Party Sales	South	$38.23	$37.49	$36.92	$37.15	$38.67	$37.46	$38.23
Realizations (per ton)	North	$81.71	$78.69	$73.81	$69.92	$80.57	$76.03	$79.64
Delivered Logs	West	1,674	1,661	1,479	1,445	1,503	6,259	6,296
Third Party Sales	South	4,386	4,341	4,180	4,266	4,252	17,173	16,864
Volumes (tons, thousands)	North	204	98	148	179	202	629	707
Fee Harvest Volumes	West	2,245	2,292	2,137	2,079	1,773	8,753	7,858
(tons, thousands)	South	6,432	6,430	6,146	6,169	6,216	25,177	24,329
	North	285	175	223	259	271	942	974

(4) Western logs are primarily transacted in MBF but are converted to ton equivalents for external reporting purposes.

Weyerhaeuser Company	Real Estate, Energy & Natural Resources Segment

Q4.2023 Analyst Package

Preliminary results (unaudited)

Segment Statement of Operations

in millions	Q1.2023	Q2.2023	Q3.2023	Q4.2023	Q4.2022	YTD.2023	YTD.2022
Net sales	$101	$80	$105	$77	$55	$363	$368
Costs of sales	41	21	43	21	13	126	113
Gross margin	60	59	62	56	42	237	255
General and administrative expenses	7	7	6	6	8	26	27
Other operating costs, net	—	—	—	—	10	—	10
Operating income and Net contribution to earnings	$53	$52	$56	$50	$24	$211	$218

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q1.2023	Q2.2023	Q3.2023	Q4.2023	Q4.2022	YTD.2023	YTD.2022
Operating income	$53	$52	$56	$50	$24	$211	$218
Depreciation, depletion and amortization	3	5	4	4	5	16	17
Basis of real estate sold	33	13	34	13	7	93	84
Special items	—	—	—	—	10	—	10
Adjusted EBITDA(1)	$89	$70	$94	$67	$46	$320	$329

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Segment Special Items Included In Net Contribution to Earnings (Pretax)

in millions	Q1.2023	Q2.2023	Q3.2023	Q4.2023	Q4.2022	YTD.2023	YTD.2022
Restructuring, impairments and other charges	$—	$—	$—	$—	$(10)	$—	$(10)

Selected Segment Items

in millions	Q1.2023	Q2.2023	Q3.2023	Q4.2023	Q4.2022	YTD.2023	YTD.2022
Cash spent for capital expenditures	$—	$—	$—	$—	$—	$—	$—

Segment Statistics

		Q1.2023	Q2.2023	Q3.2023	Q4.2023	Q4.2022	YTD.2023	YTD.2022
Net Sales	Real Estate	$72	$47	$79	$39	$18	$237	$235
(millions)	Energy and Natural Resources	29	33	26	38	37	126	133
	Total	$101	$80	$105	$77	$55	$363	$368
Acres Sold	Real Estate	20,753	9,281	25,721	7,187	2,745	62,942	58,791
Price per Acre	Real Estate	$3,241	$4,790	$3,033	$4,202	$5,550	$3,494	$3,714
Basis as a Percent of Real Estate Net Sales	Real Estate	46%	28%	43%	33%	39%	39%	36%

Weyerhaeuser Company	Wood Products Segment

Q4.2023 Analyst Package

Preliminary results (unaudited)

Segment Statement of Operations

in millions	Q1.2023	Q2.2023	Q3.2023	Q4.2023	Q4.2022	YTD.2023	YTD.2022
Net sales	$1,318	$1,500	$1,537	$1,302	$1,331	$5,657	$7,958
Costs of sales	1,159	1,218	1,195	1,127	1,116	4,699	5,166
Gross margin	159	282	342	175	215	958	2,792
Selling expenses	22	21	20	21	22	84	86
General and administrative expenses	36	37	38	38	36	149	142
Other operating costs (income), net	6	6	7	(3)	10	16	28
Operating income and Net contribution to earnings	$95	$218	$277	$119	$147	$709	$2,536

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q1.2023	Q2.2023	Q3.2023	Q4.2023	Q4.2022	YTD.2023	YTD.2022
Operating income	$95	$218	$277	$119	$147	$709	$2,536
Depreciation, depletion and amortization	53	52	51	54	50	210	201
Special items	—	—	—	(14)	—	(14)	—
Adjusted EBITDA(1)	$148	$270	$328	$159	$197	$905	$2,737

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Segment Special Items Included In Net Contribution to Earnings (Pretax)

in millions	Q1.2023	Q2.2023	Q3.2023	Q4.2023	Q4.2022	YTD.2023	YTD.2022
Insurance recovery	$—	$—	$—	$(14)	$—	$(14)	$—

Selected Segment Items

in millions	Q1.2023	Q2.2023	Q3.2023	Q4.2023	Q4.2022	YTD.2023	YTD.2022
Total (increase) decrease in working capital(2)	$(127)	$40	$52	$61	$20	$26	$(10)
Cash spent for capital expenditures	$(43)	$(56)	$(69)	$(155)	$(184)	$(323)	$(347)

(2) Represents the change in prepaid assets, accounts receivable, accounts payable, accrued liabilities and inventory for the Wood Products segment.

Segment Statistics

in millions, except for third party sales realizations		Q1.2023	Q2.2023	Q3.2023	Q4.2023	Q4.2022	YTD.2023	YTD.2022
Structural Lumber	Third party net sales	$515	$573	$570	$465	$494	$2,123	$3,374
(volumes presented	Third party sales realizations	$450	$479	$481	$413	$495	$457	$724
in board feet)	Third party sales volumes(3)	1,144	1,196	1,184	1,125	996	4,649	4,658
	Production volumes	1,143	1,164	1,174	1,091	938	4,572	4,513
Oriented Strand	Third party net sales	$208	$215	$284	$237	$230	$944	$1,578
Board	Third party sales realizations	$269	$299	$416	$344	$335	$330	$553
(volumes presented	Third party sales volumes(3)	773	720	683	688	686	2,864	2,853
in square feet 3/8")	Production volumes	761	727	724	721	729	2,933	2,961
Engineered Solid	Third party net sales	$169	$215	$216	$183	$186	$783	$862
Section	Third party sales realizations	$3,643	$3,571	$3,458	$3,385	$3,743	$3,509	$3,751
(volumes presented	Third party sales volumes(3)	4.7	6.0	6.2	5.4	5.0	22.3	23.0
in cubic feet)	Production volumes	4.6	5.9	5.6	5.8	5.5	21.9	23.6
Engineered	Third party net sales	$87	$126	$122	$112	$102	$447	$573
I-joists	Third party sales realizations	$3,171	$2,901	$2,862	$2,766	$3,537	$2,902	$3,350
(volumes presented	Third party sales volumes(3)	27	44	42	41	29	154	171
in lineal feet)	Production volumes	25	38	42	42	31	147	172
Softwood Plywood	Third party net sales	$41	$44	$42	$39	$35	$166	$193
(volumes presented	Third party sales realizations	$490	$474	$488	$495	$543	$486	$679
in square feet 3/8")	Third party sales volumes(3)	83	94	86	79	66	342	285
	Production volumes	74	84	77	75	62	310	259
Medium Density	Third party net sales	$38	$42	$40	$35	$41	$155	$192
Fiberboard	Third party sales realizations	$1,314	$1,342	$1,242	$1,191	$1,310	$1,272	$1,200
(volumes presented	Third party sales volumes(3)	29	31	33	29	31	122	160
in square feet 3/4")	Production volumes	34	33	34	31	31	132	161

(3) Volumes include sales of internally produced products and products purchased for resale primarily through our distribution business.

Weyerhaeuser Company	Unallocated Items

Q4.2023 Analyst Package

Preliminary results (unaudited)

Unallocated items are gains or charges not related to, or allocated to, an individual operating segment. They include all or a portion of items such as share-based compensation, pension and post-employment costs, elimination of intersegment profit in inventory and LIFO, foreign exchange transaction gains and losses and interest income and other.

Net Charge to Earnings

in millions	Q1.2023	Q2.2023	Q3.2023	Q4.2023	Q4.2022	YTD.2023	YTD.2022
Unallocated corporate function and variable compensation expense	$(27)	$(32)	$(33)	$(35)	$(36)	$(127)	$(139)
Liability classified share-based compensation	—	(2)	2	(2)	(1)	(2)	4
Foreign exchange (loss) gain	(1)	2	—	—	(2)	1	10
Elimination of intersegment profit in inventory and LIFO	9	3	(4)	3	18	11	(21)
Other, net	(13)	(26)	(23)	(43)	(4)	(105)	(56)
Operating loss	(32)	(55)	(58)	(77)	(25)	(222)	(202)
Non-operating pension and other post-employment benefit costs	(9)	(12)	(12)	(12)	(216)	(45)	(254)
Interest income and other	12	18	24	22	16	76	25
Net charge to earnings	$(29)	$(49)	$(46)	$(67)	$(225)	$(191)	$(431)

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q1.2023	Q2.2023	Q3.2023	Q4.2023	Q4.2022	YTD.2023	YTD.2022
Operating loss	$(32)	$(55)	$(58)	$(77)	$(25)	$(222)	$(202)
Depreciation, depletion and amortization	2	1	2	2	1	7	6
Special items	—	11	—	27	—	38	—
Adjusted EBITDA(1)	$(30)	$(43)	$(56)	$(48)	$(24)	$(177)	$(196)

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Unallocated Special Items Included in Net Charge to Earnings (Pretax)

in millions	Q1.2023	Q2.2023	Q3.2023	Q4.2023	Q4.2022	YTD.2023	YTD.2022
Environmental remediation charge	$—	$11	$—	$—	$—	$11	$—
Legal expense	—	—	—	27	—	27	—
Special items included in operating loss	—	11	—	27	—	38	—
Pension settlement charge	—	—	—	—	205	—	205
Special items included in net charge to earnings	$—	$11	$—	$27	$205	$38	$205

Unallocated Selected Items

in millions	Q1.2023	Q2.2023	Q3.2023	Q4.2023	Q4.2022	YTD.2023	YTD.2022
Cash spent for capital expenditures	$(2)	$(3)	$(4)	$(4)	$(1)	$(13)	$(8)